UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 29, 2008

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

451 Industrial Lane
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).  Compensatory Arrangements of Certain Officers.

Executive Compensation

On February 29, 2008, the Compensation Committee (Committee) of Hibbett Sports, Inc. (Company) approved the annual base salaries (effective February 3, 2008) of the Company’s executive officers for Fiscal 2009.  The following table sets forth the annual base salary level of the Company’s Named Executive Officers (which officers were determined by reference to the Company’s proxy statement, dated May 2, 2007) for Fiscal 2009 and Fiscal 2008:

		Base Salary
Name	Position	Fiscal 2008	Fiscal 2009
Michael J. Newsome	Chief Executive Officer and Chairman of the Board	$ 465,000	$ 525,000
Nissan Joseph **	Chief Operating Officer and President	NA	290,000
Cathy E. Prior	Vice President of Operations	242,000	255,000
Jeffry O. Rosenthal	Vice President of Merchandising	265,000	285,000
Gary A. Smith	Vice President and Chief Financial Officer	260,000	278,000

** Salary approved upon hire and reported on Form 8-K, filed on January 2, 2008.

Also, on February 29, 2008, the Committee authorized the payment of annual incentive (i.e. bonus) awards to each of the Company’s Named Executive Officers in respect of the year ended February 2, 2008 (Fiscal 2008).  Consistent with past practice, the payment of the awards is made upon the Company achieving defined company financial goals and the Named Executive Officer each achieving specified personal goals.  At the same time, the Committee established the target bonuses and performance goals for the Fiscal 2009 annual incentive awards.  These target bonuses are also based on the Company’s financial performance during Fiscal 2009 as well as specified personal goals.  Both fiscal year annual incentive bonuses were established subject to the 2006 Executive Officer Cash Bonus Plan adopted previously by the Company’s stockholders.  The following table sets forth cash payments to the Named Executive Officers in respect of their annual incentive awards for Fiscal 2008 and the incentive bonus target amounts for Fiscal 2009 which may be less or more than the targeted amount:

		Annual Incentive Award
Name	Position	Fiscal 2008	Fiscal 2009
Michael J. Newsome	Chief Executive Officer and Chairman of the Board	$ --	$ 525,000
Nissan Joseph	Chief Operating Officer and President	NA	232,000
Cathy E. Prior	Vice President of Operations	6,100	191,505
Jeffry O. Rosenthal	Vice President of Merchandising	--	224,200
Gary A. Smith	Vice President and Chief Financial Officer	12,730	208,500

In addition, the Committee granted new equity awards to the Company’s Named Executive Officers in the form of restricted stock units.  These awards were granted under the Amended 2005 Equity Incentive Plan, have graded cliff vesting provisions from one to five years, and are subject to performance criteria set by the Committee based on the Company’s Fiscal 2009, Fiscal 2010 and Fiscal 2011 financial results.  The following table sets forth the target restricted stock units to be awarded to each Named Executive Officer for Fiscal 2009 upon achievement of specified performance criteria:

		Restricted
Name	Position	Stock Units
Michael J. Newsome	Chief Executive Officer and Chairman of the Board	30,000
Nissan Joseph	Chief Operating Officer and President	18,200
Cathy E. Prior	Vice President of Operations	13,600
Jeffry O. Rosenthal	Vice President of Merchandising	14,900
Gary A. Smith	Vice President and Chief Financial Officer	14,500

The Company intends to provide additional information regarding the compensation awarded, including equity awards, to the Named Executive Officers in respect of and during the year ended February 2, 2008, in the proxy statement for the Company’s 2008 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

By:	/s/ Gary A. Smith
Gary A. Smith
Vice President and Chief Financial Officer

March 5, 2008